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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-110613, 333-92332, 333-60054, 333-81723,
333-18371) of Waters Corporation of our report dated January 28, 2004, except as to Note 22 which is as of March 12, 2004, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

Boston, Massachusetts
March 12, 2004